Exhibit 99.1

Venus Concept Announces $17 Million Equity Financing led by Masters Special Situations

TORONTO, December 15, 2021, (GLOBE NEWSWIRE) - Venus Concept Inc. (“Venus Concept” or the “Company”) (NASDAQ: VERO), a global medical aesthetic technology leader, today announced that it has completed a non-brokered private placement (the “Private Placement”) of common shares of the Company (the “Shares”) and preferred nonvoting shares (“Preferred Nonvoting Shares”). Pursuant to the Private Placement, an aggregate of 9,808,418 Shares and 3,790,755 Preferred Nonvoting Shares were issued at a price of US$1.25 per share, for aggregate gross proceeds to the Company of approximately $17 million. The preferred nonvoting shares are convertible on a one-for-one basis into Shares upon receipt of conversion notice by the Company from the holder. The financing was led by a new investor - Masters Special Situations, LLC and affiliates thereof (“Masters”). Existing investors, EW Healthcare Partners and HealthQuest Capital, and independent director, Keith Sullivan, also participated in the financing. The gross proceeds to the Company from the Private Placement are expected to be $17 million, before offering expenses, which will be used for working capital, general corporate purposes and funding the development of AImeTM, the Company’s next generation robotic technology platform for medical aesthetic applications. In connection with the Private Placement, Masters will receive the right to nominate a director to the board of directors of the Company and intends to nominate Dr. S. Tyler Hollmig.  Dr. Hollmig is Director of Dermatologic Surgery and Director of Laser & Cosmetic Dermatology at Dell Medical School at the University of Texas and Ascension Texas.

“This equity financing provides Venus Concept with the requisite capital to advance our strategic growth initiatives, including our efforts to develop the next generation robotic technology platform for medical aesthetic applications,” said Domenic Serafino, Chief Executive Officer and Director of Venus Concept Inc. “In addition, we believe this financing will help us to achieve cash flow positivity in the fourth quarter of 2022. We appreciate the continued support from our existing investors that participated in this capital raise and look forward to a strong partnership with our new investor, Masters Special Situations.”

“We believe the long-term growth opportunity for Venus Concept is compelling, particularly as they execute their strategy to introduce disruptive robotic technologies to the medical aesthetics market,” said Anthony Raab, Managing Director of Masters Special Situations, LLC. “We expect this equity financing will enable the Company to fund its strategic growth initiatives, including AIme, the robotic technology platform that will initially offer non-surgical skin tightening and directional lifting procedures. We look forward to the Company achieving an important clinical milestone in the coming weeks; specifically, beginning patient enrollment in the Company’s prospective, interventional clinical trial evaluating the safety and efficacy of AIme for the treatment of moderate to severe facial wrinkles.”

The offer and sale of the foregoing securities are being made in a transaction not involving a public offering and have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or applicable state securities laws, and will be sold in a private placement pursuant to Section 4(a)(2) and/or Regulation D of the Securities Act. The securities may not be offered or sold in the United States absent registration or pursuant to an exemption from the registration requirements of the Securities Act and applicable state securities laws. The Company has agreed to file a registration statement covering the resale of the common stock acquired by the investors in the private placement.

This press release does not constitute an offer to sell or the solicitation of an offer to buy the securities, nor shall there be any sale of the securities in any state or jurisdiction in which such offer or sale would be unlawful prior to the registration or qualification under the securities laws of such state or jurisdiction.

About Venus Concept

Venus Concept is an innovative global medical aesthetic technology leader with a broad product portfolio of minimally invasive and non-invasive medical aesthetic and hair restoration technologies and reach in over 60 countries and 18 direct markets. Venus Concept focuses its product sales strategy on a subscription-based business model in North America and in its well-established direct global markets. Venus Concept’s product portfolio consists of aesthetic device platforms, including Venus Versa, Venus Legacy, Venus Velocity, Venus Fiore, Venus Freedom, Venus Viva, Venus Freeze Plus, Venus Glow, Venus Bliss, Venus Epileve and Venus Viva MD. Venus Concept’s hair restoration systems include NeoGraft®, an automated hair restoration system that facilitates the harvesting of follicles during a FUE process and the ARTAS® and ARTAS iX® Robotic Hair Restoration systems, which harvest follicular units directly from the scalp and create recipient implant sites using proprietary algorithms. Venus Concept has been backed by leading healthcare industry growth equity investors including EW Healthcare Partners (formerly Essex Woodlands), HealthQuest Capital, Longitude Capital Management, and Aperture Venture Partners.

About Masters Special Situations, LLC

MSS is an affiliate of Masters Capital Management, LLC, an SEC registered investment adviser based in Atlanta, Georgia. MSS invests growth capital in innovative, small cap public companies in North America.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains “forward-looking” statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “1933 Act”) and Section 21E of the Securities Exchange Act of 1934, as amended (the “1934 Act”). Any statements contained herein that are not of historical facts may be deemed to be forward-looking statements. In some cases, you can identify these statements by words such as such as “anticipates,” “believes,” “plans,” “expects,” “projects,” “future,” “intends,” “may,” “should,” “could,” “estimates,” “predicts,” “potential,” “continue,” “guidance,” and other similar expressions that are predictions of or indicate future events and future trends. These forward-looking statements include, but are not limited to, statements about our financial performance; the growth in demand for our systems and other products; and general economic conditions, including the global economic impact of COVID-19, and involve risks and uncertainties that may cause results to differ materially from those set forth in the statements. These forward-looking statements are based on current expectations, estimates, forecasts, and projections about our business and the industry in which the Company operates and management’s beliefs and assumptions and are not guarantees of future performance or developments and involve known and unknown risks, uncertainties, and other factors that are in some cases beyond our control. As a result, any or all of our forward-looking statements in this communication may turn out to be inaccurate. Factors that could materially affect our business operations and financial performance and condition include, but are not limited to, those risks and uncertainties described under Part I Item 1A - “Risk Factors” in our Annual Report on Form 10-K for the fiscal year ended December 31, 2020,  Part II Item 1 A - “Risk Factors” in our Form 10 Q for the quarter ended September 30, 2021 and in other documents the Company may file with the SEC. You are urged to consider these factors carefully in evaluating the forward-looking statements and are cautioned not to place undue reliance on the forward-looking statements. The forward-looking statements are based on information available to us as of the date of this communication. Unless required by law, the Company does not intend to publicly update or revise any forward-looking statements to reflect new information or future events or otherwise.

Investor Relations Contact:

Westwicke Partners on behalf of Venus Concept:
Mike Piccinino, CFA
VenusConceptIR@westwicke.com